AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 24, 1998.

                                                              1933 ACT FILE NO.
                                                              1940 ACT FILE NO.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                                                                            ---
                      UNDER THE SECURITIES ACT OF 1933                      X
                                                                            ---

                                                                            ---
                        PRE-EFFECTIVE AMENDMENT NO.
                                                                            ---

                                                                            ---
                        POST-EFFECTIVE AMENDMENT NO.
                                                                            ---
                                   AND/OR
                      REGISTRATION STATEMENT UNDER THE
                                                                            ---
                       INVESTMENT COMPANY ACT OF 1940                       X
                                                                            ---

                                                                            ---
                               AMENDMENT NO.
                                                                            ---
                        (CHECK APPROPRIATE BOX OR BOXES)

                         EATON VANCE SENIOR INCOME TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (617) 482-8260
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 ALAN R. DYNNER
                 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                  -------------
                                   COPIES TO:

           THOMAS F. COONEY, ESQ.                 THOMAS A. HALE, ESQ.
           KIRKPATRICK & LOCKHART LLP             SKADDEN, ARPS, SLATE, MEAGHER
           1800 MASSACHUSETTS AVENUE, N.W.            & FLOM LLP (ILLINOIS)
           WASHINGTON, D.C.  20036                333 WACKER DRIVE
                                                  CHICAGO, ILLINOIS 60606

    Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
--------------------------------------------------------------------------------

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan,
--------------------------------------------------------------------------------
check  the following box.
---------------------------

It is proposed that this filing will become effective (check appropriate box):
---
X  when declared effective pursuant to section 8(c)
---


----------------------------------------------- -------------- -------------------- ---------------------- -------------
                                                   AMOUNT       PROPOSED MAXIMUM      PROPOSED MAXIMUM      AMOUNT OF
             TITLE OF SECURITIES                    BEING        OFFERING PRICE           AGGREGATE        REGISTRATION
               BEING REGISTERED                 REGISTERED(2)      PER UNIT(1)      OFFERING PRICE(1)(2)    FEE(1)(2)
----------------------------------------------- -------------- -------------------- ---------------------- -------------
Common Shares of Beneficial Interest              6,900,000          $10.00              $69,000,000         $20,355
----------------------------------------------- -------------- -------------------- ---------------------- -------------

(1) Estimated  solely for the purpose of calculating the  registration  fee.
(2) Includes 900,00 shares which may be offered by the Underwriters pursuant to an option to cover over-allotments


    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                         EATON VANCE SENIOR INCOME TRUST

                              CROSS REFERENCE SHEET
                           ITEMS REQUIRED BY FORM N-2

PART A
ITEM NO.                   ITEM CAPTION                                            PROSPECTUS CAPTION

  1.....................   Outside Front Cover                              Front Cover Page
  2.....................   Inside Front and Outside Back Cover Page         Front  and Back Cover Page
  3.....................   Fee Table and Synopsis                           Prospectus Summary; Trust Expenses
  4.....................   Financial Highlights                             Not Applicable
  5.....................   Plan of Distribution                             Front Cover Page; Prospectus Summary;
                                                                               Underwriting;  Dividend Reinvestment
                                                                               Plan
  6.....................   Selling Shareholders                             Not Applicable
  7.....................   Use of Proceeds                                  Use of Proceeds; Investment Objective,
                                                                               Policies and Risks
  8.....................   General Description of the Registrant            Management of the Trust; Investment
                                                                               Objective, Policies and Risks; Description
                                                                               of Capital Structure
  9.....................   Management                                       Management of the Trust; Shareholder
                                                                               Servicing Agent, Custodian, and
                                                                               Transfer Agent
10......................   Capital Stock, Long-Term Debt,                   Distributions and Taxes; Dividend
                           and Other Securities                                Reinvestment Plan; Description of Capital
                                                                                Structure
11......................   Defaults and Arrears on Senior                   Not Applicable
                           Securities
12......................   Legal Proceedings                                Not Applicable
13......................   Table of Contents of the                         Table of Contents of the
                           Statement of Additional                             Statement of Additional
                           Information                                         Information

PART B                                                                                  STATEMENT OF
ITEM NO.                   ITEM CAPTION                                     ADDITIONAL INFORMATION CAPTION
--------                   ------------                                     ------------------------------
14......................   Cover Page                                       Cover Page
15......................   Table of Contents                                Table of Contents
16......................   General Information and History                  Not Applicable
17......................   Investment Objective and                         Additional Investment Information and
                              Policies                                         Restrictions
18......................   Management                                       Trustees and Officers;
                                                                               Investment Advisory and
                                                                               Other Services
19......................   Control Persons and Principal                    Other Information
                              Holders of Securities
20......................   Investment Advisory and Other                    Investment Advisory and Other
                              Services                                          Services
21......................   Brokerage Allocation and Other                   Portfolio Trading
                              Practices
22......................   Tax Status                                       Taxes
23......................   Financial Statements                             Not Applicable

                            SUBJECT TO COMPLETION
               PRELIMINARY PROSPECTUS DATED SEPTEMBER 24, 1998
                                                      SHARES

                       EATON VANCE SENIOR INCOME TRUST
                                -------------

      Eaton Vance Senior Income Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital, by investing primarily in senior secured floating rate loans ("Senior Loans"). Due to the floating rate nature of these investments, investment in Senior Loans is expected to minimize changes in the underlying principal value, and therefore the Trust's net asset value, due to changes in market interest rates. Nevertheless, the Trust's net asset value and distribution rate will vary, and may be affected by several factors, including changes in the credit quality of the borrowers of Senior Loans. Fluctuations in net asset value may be magnified as a result of the Trust's use of leverage. An investment in the Trust may not be appropriate for all investors and there is no assurance that the Trust will achieve its investment objectives.

      Senior Loans are made to corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically on the basis of a floating base lending rate plus a premium. Senior Loans generally hold the most senior position in the capital structure of the borrower, are secured with specific collateral and will have a claim on the assets of the borrower that is senior to that of subordinated debt, preferred stock and common stock of the borrower. The Trust offers investors the opportunity to receive current income through a professionally managed portfolio of Senior Loans which is normally accessible only to financial institutions and large corporate and institutional investors and is not widely available to individual investors. See "Investment Objective Policies and Risks."

      The Trust's investment adviser is Eaton Vance Management (the "Adviser"). The Adviser was one of the first investment advisers to manage a portfolio of Senior Loans in a publicly offered investment company, and has done so continuously since 1989

      The Trust is offering shares of beneficial interest, par value $0.01 per share ("Shares"). Prior to this offering, there has been no market for the Trust's Shares. The Trust has applied for listing of its Shares on the New York Stock Exchange under the symbol ______. The shares of closed-end investment companies, such as the Trust, have frequently traded at a discount to their net asset values. Investors in this offering should note that the Shares may likewise trade at a discount to net asset value. This risk may be greater for investors who sell their Shares in a relatively short period after completion of the public offering.

                                             (CONTINUED ON THE FOLLOWING PAGE)

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
           HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
               ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                             PRICE TO              PROCEEDS
                                              PUBLIC    SALES          TO
                                                        LOAD (1)  TRUST (2)
  ------------------------------------------------------------------------------
  Per Share                                   $10.00      None       $10.00
  ------------------------------------------------------------------------------
  Total                                       $           None       $
  ------------------------------------------------------------------------------
  Total Assuming Full Exercise of Over-
  Allotment Option (3)                        $           None       $

                        (FOOTNOTES ON THE FOLLOWING PAGE)

[RED HERRING LANGUAGE: INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.]

      The Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Shares will be made in New York City on or about
                     , 1998.

                 The date of the Prospectus is October , 1998

      IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE SHARES OF THE TRUST AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, IN THE NASDAQ MARKET OR OTHERWISE. SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.



(CONTINUED FROM COVER PAGE)

      The Trust expects to utilize financial leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Trust intends to utilize financial leverage in an amount up to 33 1/3 % of its total assets (including the amount obtained through leverage). The Trust intends to utilize leverage if it would result in higher income to Shareholders over time. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS - USE OF LEVERAGE" AND "DESCRIPTION OF CAPITAL STRUCTURE."

      This Prospectus sets forth concisely information that a prospective investor should know before investing in the Shares of the Trust. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated , 1998, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-225-6265. A table of contents to the Statement of Additional Information is located at page of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Trust-related materials at the SEC's internet web site (http://www.sec.gov).



      The Trust's address is 24 Federal Street, Boston, Massachusetts and its telephone number is (800) 225-6265.

      The Trust's Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



(FOOTNOTES FROM THE COVER PAGE.)

(1) Eaton Vance Management or an affiliate (not the Trust) from its own assets will pay a commission to the Underwriters in the amount of ___% of the Price to Public per Share in connection with the sale of the Shares offered hereby. The Trust and Eaton Vance Management have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933. See "Underwriting."
(2) Before deducting organizational and offering expenses payable by the Trust, including payment of $ to the Underwriters in partial reimbursement of their expenses, estimated at $ and $ , respectively. Offering expenses will be deducted from net proceeds, and organizational expenses will be capitalized and amortized. Eaton Vance Management or an affiliate will pay all organizational and offering expenses that exceed $0.02 per share. Eaton Vance Management has also agreed to waive its investment advisory and administration fees for the two-month period following the date of this Prospectus.
(3) Assuming exercise in full of the 45-day option granted by the Trust to the Underwriters to purchase up to ________ additional Shares, on the same terms, solely to cover over-allotments. See "Underwriting."

                              PROSPECTUS SUMMARY

      THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION.

THE TRUST...........................Eaton  Vance   Senior   Income  Trust  (the
                                    "Trust")    is    a    newly     organized,
                                    non-diversified,    closed-end   management
                                    investment   company.   The  Trust   offers
                                    investors   the   opportunity   to  receive
                                    current  income  through  a  professionally
                                    managed   portfolio   of   senior   secured
                                    floating rate loans ("Senior Loans),  which
                                    is normally  accessible  only to  financial
                                    institutions   and  large   corporate   and
                                    institutional  investors, and is not widely
                                    available  to  individual   investors.   An
                                    investment   in  the   Trust   may  not  be
                                    appropriate for all investors and there is no assurance that the Trust will achieve its investment objective.

THE OFFERING........................The Trust is offering
                                    shares of  bene-ficial  interest,  par value
                                    $.01 per  share  (the  "Shares"),  through a
                                    group of underwriters  (the  "Underwriters")
                                    represented by . The Underwriters  have been
                                    granted   an  option  to   purchase   up  to
                                    additional    Shares    solely    to   cover
                                    over-allotments, if any. The initial public offering price is $10.00 per share. The minimum purchase in this offering is 100 shares ($1,000).

INVESTMENT                          OBJECTIVE   AND    POLICIES...The    Trust's
                                    investment  objective  is to  provide a high
                                    level of  current  income,  consistent  with
                                    preservation   of  capital,   by   investing
                                    primarily"  in Senior  Loans.  Senior  Loans
                                    generally  pay  interest  at rates which are
                                    redetermined  periodically by reference to a
                                    base  lending  rate,   such  as  the  London
                                    Inter-Bank  Offered Rate  ("LIBOR"),  plus a
                                    premium.  In normal  market  conditions,  at
                                    least 80% of the Trust's  total  assets will
                                    be invested in interests in Senior Loans. It
                                    is  anticipated  that  the  proceeds  of the
                                    Senior Loans in which the Trust will acquire
                                    interests  primarily will be used to finance
                                    leveraged    buyouts,     recapitalizations,
                                    mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of borrowers.

                                    Although  Senior  Loans have the most senior
                                    position in a borrower's  capital  structure
                                    and are secured by specific collateral, they
                                    are  typically  of  below  investment  grade
                                    quality and may have below  investment grade
                                    ratings,   which   ratings   are   typically
                                    associated    with     securities     having
                                    speculative characteristics.  Because of the
                                    protective  features  of Senior  Loans,  the
                                    Trust and the  Adviser  believe  that  these
                                    ratings do not necessarily  reflect the true
                                    risk of loss of  principal  or interest on a
                                    Senior  Loan.   For  example,   the  Adviser
                                    believes that Senior Loans tend to have more
                                    favorable loss recovery rates as compared to
                                    most other types of below  investment  grade
                                    debt obligations.  Accordingly,  the Adviser
                                    generally does not take ratings into account
                                    when  determining  whether  to  invest  in a
                                    Senior Loan and, in any event, does not view
                                    ratings   as  a   determinative   factor  in
                                    investment decisions. As a result, the Trust is more dependent on the Adviser's credit analysis abilities.

                                    The Trust may  invest up to 20% of its total
                                    assets  in:  loan  interests  which  are not
                                    secured  by any,  or that have  lower than a
                                    senior claim on, collateral; in other income
                                    producing  securities such as investment and
                                    non-investment    grade    corporate    debt
                                    securities  and  U.S.  government  and  U.S.
                                    dollar  denominated  foreign  government  or
                                    supranational  debt  securities  (subject to
                                    the  limit  that  not  more  than 10% of the
                                    Trust's  total  assets may have a fixed-rate
                                    of  interest);  and in  warrants  and equity
                                    securities    in    connection    with   its
                                    investments  in Senior Loans.  The Trust may
                                    also  engage in lending  of its  securities,
                                    repurchase  agreements,  reverse  repurchase
                                    agreements   and,   for   hedging  and  risk
                                    management   purposes,   certain  derivative
                                    transactions.   See  "Investment  Objective,
                                    Policies and Risks."





NO SALES CHARGE.                    The Shares  will be sold during the initial
                                    public  offering  without any sales load or
                                    underwriting     discounts    payable    by
                                    investors   or  the  Trust.   Eaton   Vance
                                    Management or an affiliate (not the Trust) from its own assets will pay a commission to the Underwriters in connection with sales of the Shares in this offering. See
                                    "Underwriting."

LISTING AND SYMBOL..................The Trust has  applied  for  listing on the
                                    New York Stock Exchange of its Shares under the symbol "EVF."

LEVERAGE............................The  Trust  expects  to  utilize  financial leverage through borrowings,  including the
                                    issuance   of  debt   securities,   or  the
                                    issuance  of  preferred  shares or  through
                                    other   transactions,   such   as   reverse
                                    repurchase   agreements,   which  have  the
                                    effect  of  financial  leverage.  The Trust
                                    intends to utilize  financial  leverage  in
                                    an  amount  up  to 33  1/3%  of  its  total
                                    assets   (including  the  amount   obtained
                                    through  leverage).   The  Trust  generally
                                    will   not    utilize    leverage   if   it
                                    anticipates  that  it  would  result  in  a
                                    lower  return to  Shareholders  over  time.
                                    Use  of  financial   leverage   creates  an
                                    opportunity   for   increased   income  for
                                    Shareholders   but,   at  the  same   time,
                                    creates special risks,  and there can be no
                                    assurance  that a leveraging  strategy will
                                    be  successful  during  any period in which
                                    it is employed.  Because leverage  achieved
                                    through  borrowings is expected to be based
                                    on a floating  rate of interest  similar to
                                    the rate on  Senior  Loans  in the  Trust's
                                    portfolio,   the  Adviser   believes   that
                                    market  interest rate  fluctuations  should
                                    not adversely  affect returns on the Senior
                                    Loans  obtained  with the  proceeds of such
                                    borrowings.   See  "Investment   Objective,
                                    Policies and Risks - Use of Leverage."

INVESTMENT ADVISER  AND             Eaton  Vance
ADMINISTRATOR.                      Management (the "Adviser" or "Eaton Vance"),
                                    a wholly  owned  subsidiary  of Eaton  Vance
                                    Corp., is the Trust's investment adviser and
                                    administrator.  The  Adviser  was one of the
                                    first   investment   advisers  to  manage  a
                                    portfolio  of  Senior  Loans  in a  publicly
                                    offered investment company,  and has done so
                                    continuously   since   1989.   Eaton   Vance
                                    currently  offers the Eaton Vance Prime Rate
                                    Reserves   Fund,  a  closed-end   investment
                                    company that commenced investment operations
                                    in  August,  1989,  and  EV  Classic  Senior
                                    Floating-Rate  Fund, a closed-end  fund that
                                    commenced investment operations in February,
                                    1993.  The Eaton  Vance  Prime Rate  Reserve
                                    Fund and the EV Classic Senior Floating-Rate
                                    Fund, as well as an offshore fund offered to
                                    non-U.S. investors, invest substantially all
                                    of their  respective  assets  in the  Senior
                                    Debt Portfolio (the "Portfolio"), a New York
                                    Trust  that  serves as the  vehicle  through
                                    which   such   funds   invest  in  a  common
                                    portfolio   of   Senior   Loans.   For   the
                                    three-year   and  five-year   periods  ended
                                    August  31,  1998 with  respect to the Eaton
                                    Vance Prime Rate Reserves  Fund, and for the
                                    three-year period ended August 31, 1998 with
                                    respect   to   the   EV    Classic    Senior
                                    Floating-Rate   Fund,  each  such  Fund  was
                                    awarded  five  stars  by  Morningstar,  Inc.
                                    Morningstar is an  independent  evaluator of
                                    public  investment  companies  and publishes
                                    "risk-adjusted ratings" on various groups of
                                    investment  companies.  The Morningstar Risk
                                    Adjusted   Rating  System   measures  return
                                    performance  and risk. The Eaton Vance Prime
                                    Rate Reserves Fund and the EV Classic Senior
                                    Floating-Rate  Fund  are in the  Morningstar
                                    Taxable Bond Fund  category,  which includes
                                    1484 (for such  three year  period)  and 912
                                    (for such five year period) other investment
                                    companies. A fund receives five stars if its
                                    risk-adjusted  performance is in the top 10%
                                    of its rating category.  Various  investment
                                    policies and restrictions of the Eaton Vance
                                    Prime Rate  Reserves Fund and the EV Classic
                                    Senior  Floating Rate Fund differ from those
                                    of the Trust. The investment  performance of
                                    such   funds  and  that  of  the  Trust  are
                                    expected to differ. Past performance of such funds is not necessarily indicative of the Trust's performance. See "Management of the Trust."

SHAREHOLDER SERVICING AGENT.........___________________  has been  retained  by
                                    the    Administrator    to   act   as   the
                                    Shareholder  Servicing  Agent of the Trust.
                                    See    "Shareholder     Servicing    Agent,
                                    Custodian and Transfer Agent."

DISTRIBUTIONS.......................The Trust's  policy will be to make monthly
                                    distributions     to     Shareholders    of
                                    substantially  all net investment income of
                                    the Trust.  Distributions  to  Shareholders
                                    cannot be  assured,  and the amount of each
                                    monthly   distribution   will   vary.   The
                                    initial distribution to Shareholders is expected to be paid approximately 60 days after the completion of this offering. See "Distributions and Taxes," "Dividend Reinvestment Plan" and "Use of Proceeds."

DIVIDEND                            The  Trust  has
REINVESTMENT   PLAN..........       established  a  Dividend  Reinvestment  Plan
                                    (the "Plan").  Under the Plan,  all dividend
                                    and  capital  gain   distributions  will  be
                                    automatically   reinvested   in   additional
                                    Shares either  purchased in the open market,
                                    or  issued by the  Trust if the  Shares  are
                                    trading at or above  their net asset  value,
                                    in either case unless a  Shareholder  elects
                                    to receive cash.  Shareholders who intend to
                                    hold  their  Shares   through  a  broker  or
                                    nominee   should   contact  such  broker  or
                                    nominee to determine whether or how they may
                                    participate   in  the  Plan.  See  "Dividend
                                    Reinvestment Plan."

CLOSED END STRUCTURE................Closed-end   funds  differ  from   open-end
                                    management  investment  companies (commonly
                                    referred  to  as  mutual   funds)  in  that
                                    closed-end   funds   generally  list  their
                                    shares   for   trading   on  a   securities
                                    exchange  and do not redeem their shares at
                                    the   option   of   the   shareholder.   By
                                    comparison,  mutual funds issue  securities
                                    redeemable   at  net  asset  value  at  the
                                    option  of the  shareholder  and  typically
                                    engage in a  continuous  offering  of their
                                    shares.   Mutual   funds  are   subject  to
                                    continuous  asset  in-flows  and  out-flows
                                    that can complicate  portfolio  management,
                                    whereas   closed-end  funds  generally  can
                                    stay  more  fully  invested  in  securities
                                    consistent   with  the  closed-end   fund's
                                    investment   objective  and  policies.   In
                                    addition,  in comparison to open-end funds,
                                    closed-end  funds have greater  flexibility
                                    in the  employment  of  financial  leverage
                                    and in the  ability to make  certain  types
                                    of  investments,  such  as  investments  in
                                    illiquid  securities  such as Senior Loans.
                                    However,   shares   of   closed-end   funds
                                    frequently  trade at a discount  from their
                                    net  asset  value.  In  recognition  of the
                                    possibility  that the Shares might trade at
                                    a discount  to net asset value and that any
                                    such  discount  may not be in the  interest
                                    of Shareholders,  the Board of Trustees, in
                                    consultation with the  Administrator,  from
                                    time to time may  review  possible  actions
                                    to reduce any such discount,  including but
                                    not   limited   to   the   possibility   of
                                    implementing   a   "managed   distribution"
                                    policy,   which  would   entail   quarterly
                                    payments of  dividends  in an amount  equal
                                    to  a  pre-established  percentage  of  the
                                    Trust net  asset  value.  The  Board  might
                                    also  consider open market  repurchases  or
                                    tender  offers  for  Shares  at  net  asset
                                    value.  There can be no assurance  that the
                                    Board of Trustees  will decide to undertake
                                    any  of   these   actions   or   that,   if
                                    undertaken,  such  actions  would result in
                                    the Shares  trading at a price  equal to or
                                    close to net  asset  value per  Share.  The
                                    Board of Trustees  might also  consider the
                                    conversion  of  the  Trust  to an  open-end
                                    mutual   fund.   The   Board  of   Trustees
                                    believes,   however,  that  the  closed-end
                                    structure is  desirable,  given the Trust's
                                    investment    objective    and    policies.
                                    Investors  should assume,  therefore,  that
                                    it is  unlikely  that the Board of Trustees
                                    would  vote  to  convert  the  Trust  to an
                                    open-end    investment     company.     See
                                    "Description of Capital Structure."

SPECIAL RISK
CONSIDERATIONS.........             NO   OPERATING   HISTORY.  The   Trust   is
                                    a   closed-end investment   company   with
                                    no history of operations and is designed for long-term investors and not as a trading vehicle.

                                    SENIOR LOAN  MARKET.  Senior  Loans in which
                                    the Trust will  invest may not be rated by a
                                    nationally  recognized   statistical  rating
                                    organization,  will not be  registered  with
                                    the SEC or any state  securities  commission
                                    and  generally  will  not be  listed  on any
                                    national securities exchange. Therefore, the
                                    amount of public information available about
                                    Senior Loans will generally be limited,  and
                                    the   performance   of  the  Trust  is  more
                                    dependent on the analytical abilities of the
                                    Adviser  than  would  be  the  case  for  an
                                    investment company that invests primarily in
                                    more    widely    rated,    registered    or
                                    exchange-listed  securities.  In  evaluating
                                    the   creditworthiness  of  borrowers,   the
                                    Adviser will consider, and may rely in part,
                                    on analyses  performed by others.  Moreover,
                                    because   Senior   Loans  are   subject   to
                                    contractual  restrictions they are illiquid,
                                    which may  impair  the  Trust's  ability  to
                                    realize  the full value of its assets in the
                                    event   of  a   voluntary   or   involuntary
                                    liquidation of such assets.

                                    CREDIT RISK.  Senior Loans,  like other debt
                                    obligations,  are  subject  to the  risk  of
                                    non-payment   of   scheduled   interest   or
                                    principal.  Such non-payment would result in
                                    a  reduction  of  income  to  the  Trust,  a
                                    reduction  in the value of the  Senior  Loan
                                    experiencing  non-payment  and  a  potential
                                    decrease  in  the  net  asset  value  of the
                                    Trust.  Although  Senior  Loans in which the
                                    Trust  will   invest   will  be  secured  by
                                    specific   collateral,   there   can  be  no
                                    assurance    that    liquidation   of   such
                                    collateral   would  satisfy  the  Borrower's
                                    obligation  in the event of  default or that
                                    such collateral could be readily liquidated.
                                    Most  Trust  investments  will  be of  below
                                    investment  grade  quality  which  typically
                                    have   speculative   characteristics,    and
                                    companies   obligated   by  such   debt  are
                                    generally more vulnerable in an economic downturn. In the event of bankruptcy of a

                                    Borrower,  the Trust could experience delays
                                    or  limitations  with respect to its ability
                                    to realize the  benefits  of any  collateral
                                    securing a Senior  Loan.  In  addition,  the
                                    Trust may purchase interests in Senior Loans
                                    from  financial  intermediaries  whereby the
                                    Trust  depends  on  the   intermediary   for
                                    payment of  principal  and  interest  on the
                                    Senior Loan. The financial soundness of such
                                    intermediaries  may,  therefore,   adversely
                                    affect the Trust. See "Investment Objective,
                                    Policies and Risks."

                                    INTEREST  RATE  FLUCTUATIONS.  When interest
                                    rates  decline,  the  value  of a  portfolio
                                    invested in  fixed-rate  obligations  can be
                                    expected to rise. Conversely,  when interest
                                    rates   rise,   the  value  of  a  portfolio
                                    invested in  fixed-rate  obligations  can be
                                    expected  to decline.  Although  the Trust's
                                    net  asset  value  will  vary,  the  Trust's
                                    management  expects  the  Trust's  policy of
                                    acquiring   primarily  interests  in  Senior
                                    Loans to minimize  fluctuations in net asset
                                    value as a result  of  changes  in  interest
                                    rates. However, because floating or variable
                                    rates   on   Senior    Loans    only   reset
                                    periodically, changes in prevailing interest
                                    rates  can  be   expected   to  cause   some
                                    fluctuation  in the Trust's net asset value.
                                    Similarly, a sudden and significant increase
                                    in  market  interest  rates,   may  cause  a
                                    decline  in the  Trust's  net  asset  value.
                                    Moreover,  not more  than  10% of the  total
                                    assets  of the  Trust  may be  comprised  of
                                    income   securities   with  fixed  rates  of
                                    interest which may lose value in direct response to market interest rate increases.

                                    EFFECTS OF LEVERAGE.  The use of leverage by
                                    the  Trust   creates  an   opportunity   for
                                    increased net income, but, at the same time,
                                    creates  special  risks.  There  can  be  no
                                    assurance that a leveraging strategy will be
                                    successful  during any period in which it is
                                    employed.   The  Trust  intends  to  utilize
                                    leverage  to provide  the  holders of Shares
                                    with a potentially  higher return.  Leverage
                                    creates   risks   for   holders   of  Shares
                                    including   the    likelihood   of   greater
                                    volatility  of net asset  value  and  market
                                    price  of  the  Shares  and  the  risk  that
                                    fluctuations in interest rates on borrowings
                                    and  debt or in the  dividend  rates  on any
                                    preferred  shares  may  affect the return to
                                    Shareholders.   To  the  extent  the  income
                                    derived from securities purchased with funds
                                    received from  leverage  exceeds the cost of
                                    leverage, the Trust's return will be greater
                                    than  if   leverage   had  not  been   used.
                                    Conversely,   if   the   income   from   the
                                    securities  purchased with such funds is not
                                    sufficient  to cover  the cost of  leverage,
                                    the return to the Trust will be less than if
                                    leverage  had not been used,  and  therefore
                                    the amount  available  for  distribution  to
                                    Shareholders    as   dividends   and   other
                                    distributions will be reduced. In the latter
                                    case,  Eaton Vance in its best  judgment may
                                    nevertheless   determine   to  maintain  the
                                    Trust's leveraged  position if it deems such
                                    action   to   be   appropriate   under   the
                                    circumstances.  During  periods in which the
                                    Trust is utilizing financial  leverage,  the
                                    investment   management  and  administration
                                    fee,  which is payable  to Eaton  Vance as a
                                    percentage of the Trust's total assets, will
                                    be higher  than if the Trust did not utilize
                                    a leveraged capital structure. Certain types
                                    of borrowings by the Trust may result in the
                                    Trust being  subject to  covenants in credit
                                    agreements,   including  those  relating  to
                                    asset  coverage  and  portfolio  composition
                                    requirements.  The Trust may be  subject  to
                                    certain  restrictions on investments imposed
                                    by   guidelines   of  one  or  more   rating
                                    agencies,  which may issue  ratings  for the
                                    debt  securities or preferred  shares issued
                                    by the Trust.  These  guidelines  may impose
                                    asset  coverage  or  portfolio   composition
                                    requirements  that are more  stringent  than
                                    those imposed by the Investment  Company Act
                                    of 1940, as amended (the "Investment Company
                                    Act").  It is  not  anticipated  that  these
                                    covenants  or  guidelines  will impede Eaton
                                    Vance in managing  the Fund's  portfolio  in
                                    accordance   with  the  Trust's   investment
                                    objectives and policies.  As discussed under
                                    "Management  of the  Trust," the fee paid to
                                    Eaton Vance will be  calculated on the basis
                                    of the  Trust's  assets  including  proceeds
                                    from   borrowings   for   leverage  and  the
                                    issuance   of    preferred    shares.    See
                                    "Investment Objective,  Policies and Risks -
                                    Use of - Leverage."

                                    SPECIAL INVESTMENT PRACTICES.  The Trust may
                                    use  various   investment   practices   that
                                    involve  special  considerations   including
                                    lending   its   portfolio   securities   and
                                    entering   into   repurchase   and   reverse
                                    repurchase  agreements.   In  addition,  the
                                    Trust  has  the   authority   to  engage  in
                                    interest rate and other hedging and risk management transactions. For a discussion of these practices, see "Investment Objective, Policies and Risks - Special Investment Practices."

                                    INVESTMENT IN NON-U.S.  ISSUERS.  The Trust
                                    may  invest  in  Senior   Loans  and  other
                                    income  producing   securities  of  issuers
                                    that are  organized or located in countries
                                    other  than  the  United  States,  provided
                                    that such  investments  are  denominated in
                                    U.S.  dollars  and  provide for the payment
                                    of interest  and  repayment of principal in
                                    U.S.   dollars.   Investment   in  non-U.S.
                                    issuers involves  special risks,  including
                                    that  non-U.S.  issuers  may be  subject to
                                    less  rigorous   accounting  and  reporting
                                    requirements   than  U.S.   issuers,   less
                                    rigorous      regulatory      requirements,
                                    differing  legal  systems and laws relating
                                    to   creditors'   rights,   the   potential
                                    inability to enforce legal judgments and the potential for political, social and economic adversity.

                                    MARKET  PRICE  OF  SHARES.   The  shares  of
                                    closed-end  investment companies often trade
                                    at a discount  from  their net asset  value,
                                    and the Trust's Shares may likewise trade at
                                    a discount from net asset value. The trading
                                    price of the Trust's Shares may be less than
                                    the public offering price.  This risk may be
                                    greater for  investors  selling their Shares
                                    in   a   relatively   short   period   after
                                    completion of the public offering.

                                    NON-DIVERSIFICATION.     The    Trust    has
                                    registered as a "non-diversified" investment
                                    company  so that  it will be able to  invest
                                    more than 5% of the  value of its  assets in
                                    the   obligations   of  any  single  issuer,
                                    although it has no current  intention  to do
                                    so. The Trust will not invest  more than 10%
                                    of  its  assets  in  securities   (including
                                    interests  in Senior  Loans)  of any  single
                                    Borrower. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

                                    ANTI-TAKEOVER   PROVISIONS.   The   Trust's
                                    Declaration  of Trust  includes  provisions
                                    that could have the effect of limiting  the
                                    ability  of other  persons or  entities  to
                                    acquire  control  of the Trust or to change
                                    the  composition  of its Board of Trustees.
                                    See  "Description  of Capital  Structure  -
                                    Anti-Takeover     Provisions     in     the
                                    Declaration of Trust."

                                TRUST EXPENSES

      The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Trust will bear, directly or indirectly.

                                                        Net Assets  Net Assets
                                                         Without       Plus
                                                        BORROWINGS  BORROWINGS1
SHAREHOLDER TRANSACTION EXPENSES
   Sales Load.........................................     None        None
   Dividend Reinvestment Plan Fees....................     None        None
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF NET
ASSETS
   ATTRIBUTABLE TO SHARES) 1
   Investment Advisory Fee2...........................     .85%        1.28%
   Interest Payments on Borrowed Funds................     None        3.05%
   Other Expenses (including administration fee            .40%        .53%
                                                           ----        ----
of.25%)2..............................................

   Total Annual Operating Expenses....................    1.25%        4.86%
                                                          =====        =====

------
      1. The Trust intends to utilize leverage only if the Adviser believes that it would result in higher income to Shareholders over time. See "Management of the Trust." Assumes borrowing of 33 1/3% (including amount borrowed) and an interest rate of 6.10%.
      2. Eaton Vance Management has agreed to waive its investment advisory and administration fees for the two-month period following the date of this Prospectus.

EXAMPLE

      An investor would pay the following expenses on a $1,000 investment in the Trust, assuming a 5% annual return:
                              ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
Assuming No Leverage           $  13      $   40      $   69       $ 151
Assuming 33 1/3% Leverage      $  49       $ 146       $ 244       $ 489

----
1. Does not give affect to the waiver by Eaton Vance Management of its investment advisory and administration fes for the two-month period following the date of this Prospectus. This Example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown except for amounts for the Three Years, Five Years and Ten Years periods which are after completion of organization expense amortization. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the SEC; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Shares. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE TRUST'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                  THE TRUST

      Eaton Vance Senior Income Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company which was organized as a Massachusetts business trust on September 23, 1998 and has no operating history. The Trust's principal office is located at 24 Federal Street, Boston, MA 02110 and its telephone number is 1-800-225-6265.

      This Prospectus relates to the initial public offering of the Trust's shares of beneficial interest, $.01 par value (the "Shares"). The Shares will be sold during the initial public offering without any sales load or underwriting discounts payable by investors or the Trust. Eaton Vance Management (the "Adviser" or "Eaton Vance") or an affiliate (not the Trust) from its own assets will pay a commission to the Underwriters in connection with sales of the Shares in this offering. See "Underwriting."

                               USE OF PROCEEDS

      The net proceeds of this offering, before deduction of offering expenses, estimated to be $ (or $ assuming exercise of the Underwriters' over-allotment option in full), will be invested in accordance with the Trust's investment objectives and policies as soon as practicable, but in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities. Eaton Vance has agreed to pay all organizational and offering expenses of the Trust that exceed $.02 per share.

                   INVESTMENT OBJECTIVE, POLICIES AND RISKS

      The Trust's investment objective is to provide Shareholders with a high level of current income, consistent with preservation of capital, by investing primarily in senior secured floating rate loans ("Senior Loans"). The borrowers of such loans will be corporations, partnerships and other business entities ("Borrowers") which operate in a variety of industries and geographical regions. The Trust provides individual investors with access to a market normally accessible only to financial institutions and larger corporate or institutional investors.

GENERAL COMPOSITION OF THE TRUST

      In normal market conditions, at least 80% of the Trust's total assets will be invested in interests in Senior Loans (either as an original Lender or as a purchaser of an Assignment or Participation, each as defined below) of domestic or foreign borrowers (so long as foreign loans are U.S. dollar denominated and payments of interest and repayments of principal are required to be made in U.S. dollars). The Trust may invest up to 20% of its total assets in (i) loan interests which are not secured by any, or that have a lower than senior claim on, collateral, (ii) other income producing securities such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar denominated foreign government or supranational debt securities (subject to the limit that no more than 10% of the Trust's total assets may be invested in securities with a fixed rate of interest), and (iii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Trust may invest up to 100% of its assets in cash and high quality, short-term debt securities.

      Based upon available market data, the Adviser believes that the overall market for U.S. fixed income securities, including U.S. government securities, investment and non-investment grade corporate bonds, mortgage-related securities and commercial paper, totaled outstanding principal of approximately $8.4 trillion at the end of 1997, and that Senior Loans represented approximately $375 billion (or 4.5%) of that total amount. Senior Loans in which the Trust will invest generally pay interest at rates which are redetermined periodically by reference to a base lending rate, plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The following table is intended to provide investors with a comparison of short-term money market rates, a representative base commercial lending rate, and a representative indicator of the premium over such base lending rate for Senior Loans. This comparison should not be considered a representation of future money market rates, spreads of Senior Loans over base reference rates nor what an investment in the Trust may earn or what an investor's yield or total return may be in the future.


                            Jan.     Aug.    April    Nov.     June     Jan.     Sept.   April    Nov.     June    Feb.
                           1992     1992    1993     19933    1994     1995     1996    1996     1997     1997    1998
                           ----     ----    ----     -----    ----     ----     ----    ----     ----     ----    ----
3 Month Treasury
 .........Bill (1)          3.91%    3.20%   2.93%    3.18%    4.25%    5.90%    5.43%   5.05%    5.17%    5.25%   5.23%

3 Month LIBOR (2)          4.19     3.56     3.19    3.50     4.88     6.31     5.94     5.48    5.50     5.81    5.63

DLJ Leveraged              6.39     5.83    5.65     5.94     7.33     8.65     8.25    7.87     8.03     8.11    8.01
         Index (3)

      (1)  Source:  Bloomberg
      (2)  The London InterBank Offer Rate; Source:  Bloomberg
      (3) The DLJLeveraged Index is an unmanaged index which includes __ Senior Loans. The Trust will have no direct investment in, nor will its performance be indicative of, this index. Source: Donaldson, Lufkin & Jenrette

      It is anticipated that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the borrower, typically in descending order of seniority with respect to claims on the borrower's assets. Senior Loans are secured by specific collateral.

      In order to borrow money pursuant to Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock or subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a Senior Loan. The Trust will not invest in Senior Loans unless, at the time of investment, the Adviser determines that the value of the collateral equals or exceeds the aggregate outstanding principal amount of the Senior Loans.

      The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. Senior Loans typically have a stated term of between five to nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly or semi-annually. Longer interest rate redetermination periods generally increase fluctuations in the Trust's net asset value as a result of changes in interest rates. The Senior Loans in the Trust's portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. The Trust may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In the experience of the Adviser over the last decade, because of prepayments the average life of Senior Loans has been two to three years.

      Borrowers  may have  outstanding  debt  obligations  that are rated  below investment grade by a nationally recognized statistical rating organization. More recently, such organizations have begun rating Senior Loans and many Senior Loans have been assigned a rating below investment grade. Debt securities rated below investment grade are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds is included as Appendix A to the Statement of Additional Information. Because of the protective features of Senior Loans, the Trust and the Adviser believe that these ratings do not necessarily reflect the true risk of loss of principal or interest on a Senior Loan. For example, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. Accordingly, the Adviser generally does not take ratings into account when determining whether to invest in a Senior Loan and, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Trust is more dependant on the Adviser's credit analysis abilities.

      A lender may have certain obligations pursuant to a loan agreement, which may include the obligation to make additional loans in certain circumstances. The Trust generally will reserve against such contingent obligations by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans, subject to the Trust's borrowing limitations. The Trust will not purchase interests in Senior Loans that would require the Trust to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Trust's total assets or would cause the Trust to fail to meet its diversification requirements.

      The Trust may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

      The Trust also may invest up to 5% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes will be treated as Senior Loans for purposes of the Trust's policy of normally investing at least 80% of its assets in Senior Loans.

CERTAIN CHARACTERISTICS OF SENIOR LOANS

      A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

 ......Senior   Loans   include   senior   secured   floating   rate   loans  and
institutionally traded senior secured floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and may also take the form of participation interests in, assignments of, or novations of a Senior Loan acquired in secondary markets. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. The Trust may also acquire loan interests under which the Trust derives its rights directly from the Borrower.

      The Trust may invest without limit in "Participations." Participations by the Trust in a Lender's portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such Lender, not with the
Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Trust may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Trust may be treated as a general creditor of such Lender. The selling Lenders and other persons interpositioned between such Lenders and the Trust with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital
raising   activities   generally  and  fluctuations  in  the  financial  markets
generally.

      The Trust may also purchase "Assignments" from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan
Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

      The Trust will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Trust and the Lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by the Adviser to be of comparable quality. Similarly, the Trust will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the Adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, I.E., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market compositions may be more pronounced.

OTHER INCOME PRODUCING SECURITIES

      The Trust, with respect to 20% of its total assets, may purchase a variety of U.S. and foreign corporate and government debt obligations that are U.S. dollar denominated. The Adviser may consider capital appreciation potential when investing in such income producing debt securities, which may have fixed, variable or floating rates of interest. These securities may include interests in loans from Borrowers that are not secured by any, or that have lower than senior claim on, collateral, may include warrants and equity securities acquired in connection with the Trust's ownership of Senior Loans and may include subordinated high yield corporate bonds. The Trust will limit acquisitions of such securities that have a fixed rate of interest to 10% of total assets.

USE OF LEVERAGE

      The Trust expects to utilize leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Trust intends to utilize leverage in an amount up to approximately 33 1/3% of its total assets (including the amount obtained from leverage). The Trust generally will not utilize leverage if the Adviser anticipates that it would result in a lower return to Shareholders for any significant amount of time. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise may require untimely dispositions of Trust securities.

      Leverage creates risks for holders of the Shares, including the likelihood of greater volatility of net asset value and market price of the Shares. While there is some risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to the holders of the Shares, the Adviser believes that this should be minimized because borrowings and Senior Loans will ordinarily have the same or similar floating rates of interest. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. The Adviser in its best judgment nevertheless may determine to maintain the Trust's leveraged position if it deems such action to be appropriate under the circumstances. As discussed under "Management of the Trust," the fee paid to the Adviser will be calculated on the basis of the Trust's total assets, including proceeds from borrowings for leverage and the issuance of preferred shares.

      Capital raised through leverage will be subject to interest costs or dividend payments which may not exceed the income and appreciation on the assets purchased. The Trust, among other things, also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of preferred shares involves offering expenses and other costs and may limit the Trust's freedom to pay dividends on Shares or to engage in other activities. Borrowings and the issuance of a class of preferred shares having priority over the Trust's Shares create an opportunity for greater return per Share, but at the same time such leveraging is a speculative technique in that it will increase the Trust's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Trust compared with what it would have been without leverage.

      Certain types of borrowings may result in the Trust being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies which may issue ratings for the corporate debt securities or preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies. The Trust currently is in preliminary negotiations with a commercial bank to arrange a syndicated credit facility. The terms of any agreements relating to the credit facility, including commitment and facility fees and the rate of interest charged on such borrowings, have not been determined and are subject to definitive agreement and other conditions.

      Under the Investment Company Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (I.E., such indebtedness may not exceed 33 1/3% of the Trust's total assets). Additionally, under the Investment Company Act, the Trust may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (I.E., such liquidation value may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the net asset value of the Trust's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%.

      The Trust's willingness to borrow money and issue new securities for investment purposes, and the amount the Trust will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

      Assuming the utilization of leverage in the amount of approximately 33 1/3% of the Trust's total assets, and an annual interest rate on borrowings of 6.1% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Trust's portfolio must experience (net of expenses) in order to cover such interest payments would be 2.03%. The Trust's actual cost of leverage will be based on market rates at the time the Trust undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

      The following table is designed to illustrate the effect on the return to a holder of the Trust's Shares of leverage in the amount of approximately 33 1/3% of the Trust's total assets, assuming hypothetical annual returns of the Trust's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


Assuming Portfolio Return (net of expenses)                  (10)%           (5)%          0%         5%         10%
Corresponding Share Return
   Assuming 33 1/3% Leverage                              (18.05)%       (10.55)%     (3.05)%      4.05%      11.95%

      Until the Trust borrows or issues preferred shares, the Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust's investment objective and policies.

ADDITIONAL RISK CONSIDERATIONS

      INTEREST RATE RISK. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Trust's net asset value will vary, the Trust's management expects the Trust's policy of acquiring primarily interests in Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Trust's net asset value. Similarly, a sudden and significant increase in market interest rates, may cause a decline in the Trust's net asset value.

      CREDIT RISK. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Trust. Although, with respect to Senior Loans, the Trust generally will invest only in Senior Loans that the Adviser believes are secured by specific collateral the value of which equals or exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. Some Senior Loans in which the Trust may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Trust, including, under certain circumstances, invalidating such Senior Loans.

      Senior Loans in which the Trust will invest often are not rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Trust will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. Borrowers may have outstanding debt obligations that are rated below investment grade by a nationally recognized statistical rating organization. More recently, such organizations have begun rating Senior Loans and many Senior Loans have been assigned a rating below investment grade. Debt securities rated below investment grade are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." Because of the protective features of Senior Loans, the Trust and the Adviser believe that these ratings do not necessarily reflect the true risk of loss of principal or interest on a Senior Loan. For example, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of defaulted debt obligations. Accordingly, the Adviser generally does not take ratings into account when determining whether to invest in a Senior Loan and, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Trust is more dependent on the Adviser's credit analysis abilities.

      The Trust may invest up to 20% of its total assets in loans from borrowers that are not secured by any, or that have lower than a senior claim on, collateral, in warrants and equity securities acquired in connection with the Trust's ownership of Senior Loans, and, with respect to up to 10% of the Trust's total assets, may invest in fixed interest rate debt securities. Securities rated below investment grade are, commonly referred to as "junk bonds."

      Lower quality debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The prices of lower-rated and comparable unrated securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of higher-rated securities, which react primarily to movements in the general level of interest rates. A substantial portion of such bonds may be lower-rated securities issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions, which pose a higher risk of default or bankruptcy of the issuer than other fixed-income securities particularly during periods of deteriorating economic conditions and contraction in the credit markets. The investments in the Trust's portfolio will have speculative characteristics.

      FOREIGN SECURITIES. Although the Trust will only invest in U.S. dollar denominated income securities, investment in securities of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including among others the issuer's balance of payments, overall debt level, and cash flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in the payment or delivery of securities or in the recovery of assets held abroad) and expenses not present in the settlement of domestic investments. Investments may include securities issued by the governments of lesser-developed countries, which are sometimes referred to as "emerging markets." There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, armed conflict and diplomatic developments which could affect the values of a the Trust's investments in certain foreign countries.

      LIQUIDITY RISK. Senior Loans, at present, are generally not readily marketable and subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Trust will invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Trust invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Trust's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. The Trust has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Trust's assets invested in Senior Loan interests may restrict the ability of the Trust to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Trust and holders of Shares. The risks associated with illiquidity are particularly acute in situations where the Trust's operations require cash, such as when the Trust tenders for its Shares, and may result in the Trust borrowing to meet short-term cash requirements.

      REGULATORY CHANGES. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Trust may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans held by the Trust.

      CLOSED-END FUNDS. The Trust is a closed-end investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end investment companies often trade at a discount from their net asset value, and the Trust's Shares may likewise trade at a discount from net asset value. The trading price of the Trust's Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Shares. This market price risk may be greater for investors who sell their Shares within a relatively short period after completion of this offering.

      NON-DIVERSIFICATION. The Trust has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or single Lender, although it has no current intention to do so. The Trust will not invest more than 10% of the value of its assets in securities (including interests in Senior Loans) of any single Borrower. Moreover, the Trust may invest more than 10% (but not more than 25%) of its total assets in Senior Loan interests for which the same intermediate participant is interposed between the Trust and the Borrower. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

      YEAR 2000 COMPLIANCE. The Trust could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

      In addition, it is possible that the markets for Senior Loans and other securities in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected.

SPECIAL INVESTMENT PRACTICES

      The Trust may engage in the following investment practices to enhance income or reduce investment risk, but has no current intention to do so.

      INTEREST RATE AND OTHER HEDGING TRANSACTIONS. The Trust may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security or index) to hedge against fluctuations in securities prices or interest rates. The Trust's transactions in derivative instruments may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; and interest rate swaps. The Trust's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Trust's initial investment in these instruments. In addition, the Trust may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Trust. Transaction costs will be incurred in opening and closing positions in derivative instruments. There can be no assurance that the Adviser's use of derivative instruments will be advantageous to the Trust.

      The Trust intends to use interest rate swaps for risk management purposes and not as a speculative investment and will typically use interest rate swaps to shorten the average time to interest rate reset of the Trust. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, E.G., an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Adviser has had limited experience in the use of interest rate swaps but has utilized other types of hedging techniques. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Trust would be less favorable than what it would have been if this investment technique were never used.

      SECURITIES LENDING. The Trust may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. During the existence of a loan, the Trust will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Trust may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Trust's Adviser to be of good standing and when, in the judgment of the Trust's management, the consideration which can be earned from securities loans of this type, net of administrative expenses and any finders fees, justifies the attendant risk. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The value of the securities loaned will not exceed 30% of the Trust's total assets.

      REPURCHASE AGREEMENTS. The Trust may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under a repurchase agreement, the Trust buys securities at one price and simultaneously promises to sell back those securities at a higher price. The Trust's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, the Adviser must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Trust might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Trust purchased may have declined, the Trust could experience a loss.

      REVERSE REPURCHASE AGREEMENTS. The Trust may also enter into "reverse" repurchase agreements which involve the sale of securities held and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements involve risks similar to those described above under "-Use of Leverage" leverage and expose the Trust to the credit risk of the counterparty. The Trust will not hold more than 5% of its total assets in reverse repurchase agreements.

                           MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

      The management of the Trust, including general supervision of the duties performed by the Adviser under the Advisory Agreement, is the responsibility of the Trust's Board of Trustees.

THE ADVISER

      Eaton Vance Management (the "Adviser" or "Eaton Vance") acts as the Trust's investment adviser under an Investment Advisory Agreement ("Advisory Agreement"). The Adviser's principal office is located at 24 Federal Street, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $26 billion, of which approximately $24 billion is in investment companies. Eaton Vance is a wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Adviser was one of the first investment advisers to manage a portfolio of Senior Loans in a publicly offered investment company and has done so continuously since 1989. Eaton Vance currently offers the Eaton Vance Prime Rate Reserves Fund, a closed-end investment company that commenced investment operations in August, 1989, and EV Classic Senior Floating-Rate Fund, a closed-end fund that commenced investment operations in February, 1993. The Eaton Vance Prime Rate Reserve Fund and the EV Classic Senior Floating-Rate Fund, as well as an offshore fund offered to non-U.S. investors, each invest substantially all of their respective assets in the Senior Debt Portfolio (the "Portfolio"), a New York Trust that serves as the vehicle through which such funds invest in a common portfolio of Senior Loans. For the three-year and five-year periods ended August 31, 1998 with respect to the Eaton Vance Prime Rate Reserves Fund, and for the three-year period ended August 31, 1998 with respect to the EV Classic Senior Floating-Rate Fund, each such Fund was awarded five stars by Morningstar, Inc. Morningstar is an independent evaluator of public investment companies and publishes "risk-adjusted ratings" on various groups of investment companies. The Morningstar Risk Adjusted Rating system measures return performance and risk. The Eaton Vance Prime Rate Reserves Fund and the EV Classic Senior Floating-Rate Fund are in the Morningstar Taxable Bond Fund category, which includes 1484 (for such three year period) and 912 (for such five year period) other investment companies. A fund receives five stars if its risk-adjusted performance is in the top 10% of its rating category. Various investment policies and restrictions of the Eaton Vance Prime Rate Reserves Fund and the EV Classic Senior Floating Rate Fund differ from those of the Trust. The investment performance of such funds and that of the Trust are expected to differ. Past performance of such funds is not necessarily indicative of the Trust's performance. See "Management of the Trust."

      Under the general supervision of the Trust's Board of Trustees, the Adviser will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Trust investment advice and office facilities, equipment and personnel for servicing the investments of the Trust. The Adviser will compensate all Trustees and officers of the Trust who are members of the Adviser's organization and who render investment services to the Trust, and will also compensate all other Adviser personnel who provide research and investment services to the Trust. In return for these services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of
 .85% of the average daily gross assets of the Trust. Gross assets of the Trust shall be calculated by deducting all liabilities of the Trust except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. The Adviser has agreed to waive its investment advisory fee for the two-month period following the date of this Prospectus.

      Scott H. Page and Payson F. Swaffield are co-portfolio managers of the Trust. Mr. Page has been an employee of Eaton Vance since 1989 and Mr. Swaffield has been an employee of Eaton Vance since 1990. Each has been a Vice President of Eaton Vance since 1992 and has been involved in the management of Senior Loans throughout his tenure at Eaton Vance. They currently manage an investment company investing primarily in Senior Loans with assets of approximately $5.3 billion on August 31, 1998.

      The Trust and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by the Trust) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

      The Trust has  engaged  Eaton Vance to act as its  administrator  under an
Administration   Agreement   (the   "Administration   Agreement").   Under   the
Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust's Board of Trustees. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance's
administrative  services  include  recordkeeping,   preparation  and  filing  of
documents required to comply with federal and state securities laws, supervising the activities of the Trust's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust's business. In return for these services, facilities and payments, the Trust is authorized to pay Eaton Vance as compensation under the Administration Agreement a monthly fee in the amount of
 .25% of the average daily gross assets of the Trust. The Administrator has agreed to waive its administration fee for the two-month period following the date of this Prospectus.

                           DISTRIBUTIONS AND TAXES

      The Trust intends to make monthly distributions of net investment income, after payment of dividends on any outstanding preferred shares. The Trust will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss.) Distributions to Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Shareholders are expected to be paid approximately 60 days after the completion of this offering. Until the Trust is fully invested, distributions will be less than they might otherwise be. While there are any preferred shares or borrowings outstanding, the Trust may not be permitted to declare any cash dividend or other distribution on its Shares under certain circumstances. See "Description of Capital Structure."

      Distributions of the Trust's investment company taxable income (consisting generally of net investment income and net short-term capital gain) are taxable to Shareholders as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of the Trust's net capital gain ("capital gain dividends"), if any, are taxable to Shareholders at the rates applicable to long-term capital gains, regardless of the length of time Shares have been held by Shareholders. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis has been reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends).

      The Trust will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The Trust's distributions will not qualify for the dividends-received deduction for corporations.

      Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as the maximum ordinary income tax rate, for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, if the Shareholder is a participant in the Plan (as defined below)). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

      An investor should be aware that, if Shares are purchased shortly before the record date for any dividend (including a capital gain dividend), the investor will pay full price for the Shares and receive some portion of the purchase price back as a taxable distribution. Shareholders that are not liable for tax on their income and whose Shares are not debt-financed are not required to pay tax on dividends they receive from the Trust. Taxable distributions to individuals and certain other non-corporate Shareholders, including those who have not provided the Trust with their correct taxpayer identification number and other required certifications, may be subject to "backup" federal tax withholding of 31%.

      The foregoing only summarizes some of the important federal income tax consequences to Shareholders of investing in Shares and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors, individual retirement accounts and other retirement plans. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors should consult their tax advisers.

                          DIVIDEND REINVESTMENT PLAN

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), unless a Shareholder otherwise elects, all distributions of dividends (including all capital gain dividends) will be automatically reinvested in Shares.

      First Data Investor Services Group serves as agent for the Shareholders in administering the Plan. Shareholders who elect not to participate in the Plan will receive all distributions of dividends in cash paid by check mailed directly to the shareholder of record (or if the Shares are held in street or other nominee name, then to the nominee) by Boston Equiserve, L.P., as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date.

      Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued, provided that the maximum discount from the then current market price per Share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per Share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.

      In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the

Shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares at the close of business on the last purchase date.

      The Plan Agent maintains all Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of Shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder's name and held for the account of beneficial owners who participate in the Plan.

      There will be no brokerage charges with respect to Shares issued directly by the Trust as a result of dividends payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan. If the market price (plus commissions) of the Trust's Shares is above their net asset value, participants in the Plan will receive Shares of the Trust at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the per Share value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Trust does not redeem it Shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

 ......All correspondence concerning the Plan should be directed to the Plan
Agent at P. O. Box 8030, Boston, MA  02266-8030.  Please call (800) 331-1710 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Standard Time if you have questions regarding the Plan.

                       DESCRIPTION OF CAPITAL STRUCTURE

 ......The Trust is an  unincorporated  business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated September 23, 1998 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Declaration of Trust also authorizes the Trust to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The Trust intends to hold annual meetings of the holders of Shares in compliance with the requirements of the New York Stock Exchange.

      SHARES. The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Shares of beneficial interest, $.01 par value per Share. Each Share represents an equal proportionate interest in the assets of the Trust with each other Share in the Trust. Holders of Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Trust's Declaration of Trust on file with the SEC. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

      While there are any preferred shares or borrowings outstanding, the Trust may not be permitted to declare any cash dividend or other distribution on its Shares, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings has been paid and (2) the value of the Trust's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Trust may be required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the preferred shares from a nationally recognized statistical rating organization or as a condition to borrowing money. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Trust's ability to make distributions on its Shares could in certain circumstances impair the ability of the Trust to maintain its qualification for taxation as a regulated investment company. The Trust intends, however, to the extent possible to purchase or redeem preferred shares or to repay borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Trust's status as a regulated investment company. See "Investment Objective, Policies and Risks" and "Distributions and Taxes." Depending on the timing of any such redemption or repayment, the Trust may be required to pay a premium in addition to the liquidation preference of the preferred shares or the principal amount of the borrowings to the holders thereof. See "Borrowings" below.

      The Trust has no present intention of offering additional Shares, except as described herein. Other offerings of its Shares, if made, will require approval of the Trust's Board of Trustees. Any additional offering will not be sold at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Trust's outstanding Shares. The Shares have no preemptive rights.

      The Trust generally will not issue share certificates. However, upon written request to the Trust's transfer agent, a share certificate will be issued for any or all of the full Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.

      REPURCHASE OF SHARES. Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Trust's Board of Trustees has determined that from time to time it may be in the interest of Shareholders for the Trust to take corrective actions. The Board of Trustees, in consultation with the Administrator, will review at least annually the possibility of open market repurchases and/or tender offers for the Shares and will consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the assets of the Trust, effect on the Trust's expenses, whether such transactions would impair the Trust's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Trust's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Trust's Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Board of Trustees, in consultation with the Administrator, from time to time may review possible actions to reduce any such discount, including but not limited to the possibility of implementing a "managed distribution" policy, which would entail quarterly payments of dividends in an amount equal to a pre-established percentage of the Trust's net asset value. There can be no assurance that the Board of Trustees will decide to undertake this action or that, if undertaken, such action would result in the Shares trading at a price equal to or close to net asset value per Share. The Board of Trustees might also consider the conversion of the Trust to an open-end mutual fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company. See "Description of Capital Structure."

      BORROWINGS. The Trust's Declaration of Trust authorizes the Trust, without prior approval of the Shareholders, to borrow money in an amount up to 33 1/3% of the Trust's total assets. In this connection, the Trust may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Trust's assets. In connection with such borrowing, the Trust may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Trust, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities by the Trust. Certain types of borrowing may result in the Trust being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. Such restrictions may be more stringent than those imposed by the 1940 Act. The rights of lenders to the Trust to receive interest on and repayment of principal of any such borrowings will be senior to those of the Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Trust, including the payment of dividends to Shareholders in certain circumstances. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) grant to the lenders to the Trust certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Trust's status as a regulated investment company, the Trust, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Trust. See "Investment Objective, Policies and Risks - Use of Leverage." The Trust may also borrow up to an additional 5% of its total assets for temporary purposes. See "Investment Restrictions" in the Statement of Additional Information.

      The Trust currently expects that it may enter into definitive agreements with respect to a credit facility within two weeks after the closing of the offer and sale of the Shares offered hereby. The Trust is currently in negotiations with a small number of money center banks to arrange a senior revolving credit facility pursuant to which the Trust expects to be entitled to borrow an amount equal to between approximately 25% and 50% of the Trust's total assets as of the closing of the offer and sale of the Shares offered hereby. Any such borrowings would constitute financial leverage. The terms of any agreements relating to such a credit facility have not been determined and are subject to definitive agreement and other conditions but the Trust anticipates that such a credit facility would have terms substantially similar to the following: (i) a final maturity not expected to exceed three years subject to possible extension by the Trust; (ii) with respect to each draw under the facility, an interest rate equal to the lesser of LIBOR plus a stated premium or an alternate rate on the outstanding amount of each such draw, reset over periods ranging from one to six months; and (iii) payment by the Trust of certain fees and expenses including an underwriting fee, a commitment fee on the average undrawn amount of the facility, an ongoing administration fee and the expenses of the lenders under the facility incurred in connection therewith; subject to market conditions which may cause the cost to be more or less, the Trust currently expects that the aggregate annualized cost to the Trust over the life of the facility of the interest rate and fees referred to in clauses (ii) and (iii) will not exceed an amount equal to the stated principal amount of the facility times an amount equal to 30-day LIBOR plus 60 basis points. Individual draws on the facility may have maturities ranging from seven days to one year. The facility is not expected to be convertible into any other securities of the Trust, outstanding amounts are expected to be prepayable by the Trust prior to final maturity without significant penalty and there are not expected to be any sinking Trust or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Trust may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Trust expects to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. In addition the Trust expects that such a credit facility would contain covenants which, among other things, likely will limit the Trust's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Trust may be required to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Trust expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Trust will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

      PREFERRED SHARES. The Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including the Preferred Shares, having a par value of $.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. There can be no assurance that the Preferred Shares will be issued or, if issued, that the terms of such Preferred Shares will be as described in this Prospectus.

      Under the requirements of the 1940 Act, the Trust must, immediately after the issuance of the Preferred Shares, have an "asset coverage" of at least 200%. With respect to the Preferred Shares, asset coverage means the ratio which the value of the total assets of the Trust, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Trust, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Trust seeks a rating of the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Trust's Declaration of Trust) if and when it authorizes the Preferred Shares. The Trust may issue Preferred Shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares may also enable the Trust to lengthen such intervals. At times, the dividend rate as redetermined on the Trust's Preferred Shares may approach or exceed the Trust's return after expenses on the investment of proceeds from the Preferred Shares and the Trust's leverage structure would result in a lower rate of return to Shareholders than if the Trust were not so structured. However, the Trust believes that the floating or variable rate nature of Senior Loans in which the Trust invests helps mitigate against the risks of increased dividend costs as a result of redetermined market rates adversely impacting the return to Shareholders.

      LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the terms of the Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Trust.

      ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Trust's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees, and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of Shares of the Trust that elected such Trustee and is entitled to vote on the matter.

      In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Trust. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

      The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

      CONVERSION TO OPEN-END TRUST. The Trust may be converted to an open-end investment company at any time if approved by the lesser of (i) 2/3 or more of the Trust's Shares and preferred shares, each voting separately as a class, or
(ii) more than 50% of the outstanding Shares and preferred shares, voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Trust could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. The composition of the Trust's portfolio likely would prohibit the Trust from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Trust's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of the Trust to an open-end investment company also would require the redemption of all outstanding Preferred Shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Trust with respect to the Shares. In the event of conversion, the Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new Shares will be sold at net asset value plus a sales load.

                                 UNDERWRITING

      The underwriters named below (the "Underwriters"), acting through ___________________________, and as their representatives (the
"Representatives") have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust (the "Underwriting Agreement"), to purchase from the Trust the number of Shares set forth opposite their respective names. The Underwriters are committed to purchase all of such Shares if any are purchased.

              UNDERWRITER                          NUMBER OF SHARES





      The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus to purchase up to an additional Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Shares proportionate to such Underwriter's initial commitment.

      As set forth in the notes to the table on the cover page of this Prospectus, Eaton Vance or an affiliate (not the Trust) from its own assets has agreed to pay a commission to the Underwriters in the amount of $ per Share (____% of the public offering price per Share) or an aggregate amount of $ ($ assuming full exercise of the over-allotment option) for all Shares covered by this Prospectus. Such payment will be the legal obligation of Eaton Vance or an affiliate and made out of its own assets and will not in any way represent an obligation of the Trust or its Shareholders. The Representatives have advised the Trust that the Underwriters may pay up to $ per Share from such payment received from Eaton Vance to selected dealers who sell the Shares and that the Underwriters and such dealers may reallow a concession of up to $0. per Share to certain other dealers who sell Shares. In addition, the Trust has agreed to pay the Underwriters in the amount of $ in partial reimbursement of their expenses. Eaton Vance (or an affiliate) has agreed to pay all organizational and offering expenses of the Trust that exceed $.02 per share.

      Prior to this offering, there has been no public market for the Shares or any other securities of the Trust. The Trust has applied for listing of its Shares on the New York Stock Exchange under the symbol "EVF." In order to meet the requirements for listing the Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 2,000 beneficial holders. The minimum investment requirement is 100 Shares ($1,000).

      The Trust and Eaton Vance have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

      The Trust has agreed not to offer or sell any additional Shares of the Trust, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Underwriters.

      The Underwriters may take certain actions to discourage short-term trading of Shares during a period of time following the initial offering date. Included in these actions is the withholding of the concession and other payments to dealers in connection with Shares which were sold by such dealers and which are repurchased for the account of the Underwriters during such period. In addition, physical delivery of certificates representing Shares is required to transfer ownership of Shares for a certain period. Until the distribution of Shares is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Shares. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Shares. If the Underwriters create a short position in the Shares in connection with the offering, I.E., if they sell more Shares than are set forth on the cover page of this Prospectus, then the Underwriters may reduce that short position by purchasing Shares in the open market. The Underwriters may also elect to reduce any short position by exercising all or a part of the over-allotment option described above. In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. In addition, the Underwriters may impose "penalty bids" under contractual arrangements with dealers participating in the offering whereby it may reclaim the selling concession with respect to Shares distributed in the offering but subsequently purchased for the account of the Underwriters in the open market. Neither the Trust nor the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Shares. In addition, neither the Trust nor the Underwriters make any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

      Under the  terms of and  subject  to the  conditions  of the  Underwriting
Agreement, the Underwriters are committed to purchase and pay for all Shares offered hereby if any are purchased. The Underwriting Agreement provides that it may be terminated at or prior to the closing date for the purchase of the Shares if, in the judgement of the Representatives, payment for the delivery of the Shares is rendered impracticable or inadvisable because (1) trading in the equity securities of the Trust is suspended by the Securities and Exchange Commission, by an exchange that lists the Shares, or by the National Association of Securities Dealers Automated Quotation National Market System, (2) additional material governmental restrictions, not in force on the date of the Underwriting Agreement, have been imposed upon trading in securities generally or trading in securities generally has been suspended on any U.S. securities exchange, or (3) a general banking moratorium has been established by Federal or New York authorities, or (4) any outbreak or material escalation of hostilities or other calamity or crisis occurs, the effect of which is such as to make it impracticable to market any or all of the Shares. The Underwriting Agreement also may be terminated if any of the conditions specified in the Underwriting Agreement have not been fulfilled when and as required by such agreement.

      The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

      _______________ will provide shareholder services to the Trust pursuant to a Shareholder Servicing Agreement with Eaton Vance. Eaton Vance will pay a monthly fee on an annual basis equal to 0.10% of the average weekly total assets of the Trust for such services. See immediately below.

          SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

      Pursuant to a Shareholder Servicing Agreement between (the "Shareholder Servicing Agent") and the Administrator, the Shareholder Servicing Agent will
(i) undertake to make public information pertaining to the Trust on an ongoing basis and to communicate to investors and prospective investors the Trust's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate): (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Trust, if reasonably obtainable, for the purpose of maintaining the visibility of the Trust in the investor community; (iii) at the request of the Administrator, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Trust, and consult with representatives and Trustees of the Trust in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Trust's market performance and (b) comparative information regarding the Trust and other closed-end management investment companies with respect to (1) the net asset value of their respective shares,
(2) the respective market
performance of the Trust and such other companies and (3) other relevant performance indicators; and (iv) at the request of the Administrator, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Trust, conversion of the Trust to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, the Administrator will pay the Shareholder Servicing Agent a fee equal on an annual basis to 0.10% of the Trust's average weekly gross assets, payable in arrears at the end of each calendar month. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to the Administrator for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice. In this regard, as part of its ongoing oversight responsibilities, the Board of Trustees will monitor the performance of the Shareholder Servicing Agent and the continuing appropriateness of the Shareholder Servicing Agreement.

      Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Trust and will maintain custody of the securities and cash of the Trust. IBT maintains the Trust's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust's investments, and receives and disburses all Trusts. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

      First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 is the transfer agent of the Trust, and Boston Equiserve L.P., Blue Hills Office Park, 150 Royall Street, Canton, Massachusetts 02021, is the dividend disbursing agent.

                                LEGAL OPINIONS

 ......It is expected that certain  legal  matters in connection  with the Shares offered hereby have been passed upon for the Trust by Kirkpatrick & Lockhart LLP and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities.

                            ADDITIONAL INFORMATION

      The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

      Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

        TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
Additional Investment Information and Restrictions.........................B-2
Trustees and Officers......................................................B-6
Investment Advisory and Other Services.....................................B-9
Determination of Net Asset Value..........................................B-10
Portfolio Trading.........................................................B-11
Taxes.....................................................................B-12
Other Information.........................................................B-13
Auditors..................................................................B-14
Appendix A:  Ratings of Corporate Bonds...................................B-15

==============================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION AND REPRESENTATIONS MUST MOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE UNDERWRITERS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE TRUST SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.


         TABLE OF CONTENTS

                                                                            PAGE
Trust Expenses......................
Prospectus Summary..................
The Trust...........................
Use of Proceeds.....................
Investment Objective, Policies and Risks
Management of the Trust.............
Distributions and Taxes.............
Dividend Reinvestment Plan..........
Description of Capital Structure....
Underwriting........................
Shareholder Servicing Agent,
   Custodian and Transfer Agent.....
Legal Opinions......................
Additional Information..............
Table of Contents for the Statement of
  Additional Information............


UNTIL , 1998 ALL DEALERS EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

==============================================================================





                                                 SHARES
                                  -------------
                              EATON VANCE SENIOR
                                 INCOME TRUST







            PROSPECTUS






                                OCTOBER , 1998




==============================================================================

                  Subject to Completion, September 23, 1998

                                                      PRELIMINARY
                                                      STATEMENT OF
                                                      ADDITIONAL INFORMATION


                         EATON VANCE SENIOR INCOME TRUST
                                24 Federal Street
                           Boston, Massachusetts 02110
                                 (800) 225-6265


------------------------------------------------------------------------------
TABLE OF CONTENTS                                                         Page

Additional Investment Information and Restrictions.........................B-2
Trustees and Officers......................................................B-6
Investment Advisory and Other Services.....................................B-9
Determination of Net Asset Value..........................................B-10
Portfolio Trading.........................................................B-11
Taxes.....................................................................B-12
Other Information.........................................................B-13
Auditors..................................................................B-14
Appendix A:  Ratings of Corporate Bonds...................................B-15

------------------------------------------------------------------------------

      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSpECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EAtON VANCE SENIOR INCOME TRUST (THE "TRUST") DATED SEPTEMBER 23, 1998, AS sUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. ThIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUcH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING (SEE BACK COVER FOR ADDRESS aND PHONE NUMBER).

      THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE SeCURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAl INFORMATION IS NOT A PROSPECTUS, AND IS NOT AN OFFER TO SELL THE SECURiTIES NOR A SOLICITATION TO BUY THE SECURITIES.

      Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Trust's Prospectus.

              ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

LENDING FEES. In the process of buying, selling and holding Senior Loans the Trust may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Trust buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the Lender or lending syndicate (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Loan Interest in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder of the loan interest to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of a loan interest will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Trust will generally rely upon the Agent or an intermediate participant to receive and forward to the Trust its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation agreement the Portfolio has direct recourse against the Borrower, the Trust will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Trust will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Trust and the other lenders pursuant to the applicable Loan Agreement.

      A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Trust were determined to be subject to the claims of the Agent's general creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise.

PREPAYMENTS. The Senior Loans in which the Trust acquires loan interests will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Trust derives interest income will be reduced. However, the Trust may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Trust's performance because the Trust should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Trust's yield.

OTHER INFORMATION REGARDING SENIOR LOANs. From time to time the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire such interests from the Trust or may be intermediate participants with respect to Senior Loans in which the Trust owns interests. Such banks may also act as Agents for Senior Loans in which the Trust owns interests.

      The Trust may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Trust may also invest in Loan Interests of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

      To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Trust will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Trust may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans. During any such period in which the Senior Loan is temporarily unsecured, such Senior Loans will not be treated as secured Senior Loans for purposes of the Trust's policy of investing in normal market conditions at least 80% of its total assets in such secured Senior Loans.

      If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Trust's security interest in the loan collateral or subordinate the Trust's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Trust. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Trust's security interest in loan collateral. If the Trust's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Trust would be able to recover the full amount of the principal and interest due on the Loan.

INTEREST RATE SWAPS. The Trust may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For example, if the Trust holds a Senior Loan with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the Senior Loan because of subsequent changes in interest rates. This would protect the Trust from a decline in the value of the Senior Loan due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

      The Trust will enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging and risk management purposes and because a segregated account will be used, the Trust will not treat them as being subject to the Trust's borrowing restrictions. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's custodian. The Trust will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

      The Trust may enter into interest rate swaps only with respect to positions held in its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make or receive. Since interest rate swaps are individually negotiated, the Trust expects to achieve an acceptable degree of correlation between its rights to receive interest on Senior Loans and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

CREDIT DERIVATIVES. The Trust may engage in credit derivative transactions. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives; swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure would be limited to 10% of the total assets of the Trust.

INVESTMENT RESTRICTIONS. The Trust has adopted certain fundamental investment restrictions enumerated below which may not be changed unless authorized by a shareholder vote. Except for such fundamental restrictions, the investment objective and policies of the Trust are not fundamental policies and accordingly may be changed by the Trustees of the Trust without obtaining the approval of the Trust's shareholders.

      The following investment restrictions of the Trust are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Trust's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Trust present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Trust. As a matter of fundamental policy the Trust may not:

      (1)   Borrow money, except as permitted by the 1940 Act;

      (2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

      (3) Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of loan interests, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

      (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

      (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Trust is authorized to invest in accordance with its investment objective and policies,
(b)  entering  into  repurchase  agreements,   and  (c)  lending  its  portfolio
securities;

      (6) Purchase any security if, as a result of such purchase, 25% or more of the Trust's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

      (7) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

      (8) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

      For the purpose of investment restriction (6), the Trust will consider all relevant factors in determining who is the issuer of the loan interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the Senior Loan, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person.

      The Trust has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Trust's shareholders. As a matter of nonfundamental policy, the Trust may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

      Notwithstanding the investment policies and restrictions of the Trust, upon Trustee approval the Trust may invest its investable assets in one or more other management investment companies to the extent permitted by the 1940 Act and rules thereunder.

      Whenever an investment policy or investment restriction set forth in the Prospectus or this Statement of Additional Information states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Trust's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Trust to dispose of such security or other asset. Notwithstanding the foregoing, the Trust must always be in compliance with the borrowing policies set forth above.

                              TRUSTEES AND OFFICERS

      The Trust's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each

Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Adviser; Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of Eaton Vance's and BMR's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust as defined in the 1940 Act by virtue of their affiliation with Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).

SCOTT H. PAGE (38), PRESIDENT AND TRUSTEE* (1)
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (67), TRUSTEE (1)
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (63), TRUSTEE (2)
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Trustee of Kobrick-Cendant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address:  345 Nahatan Road, Westwood, Massachusetts  02090

NORTON H. REAMER (63), TRUSTEE (2)
Chairman of the Board and Chief  Executive  Officer,  United Asset  Management
Corporation (a holding company owning institutional investment management firms); Chairman, President and Director of UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (71), TRUSTEE (3)
Formerly Director of Fiduciary Company Incorporated. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (68), TRUSTEE (3)
Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

JAMES B. HAWKES (57), VICE PRESIDENT
Chairman, President and Chief Executive Officer of Eaton Vance, BMR, EVC and EV, and Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.



(1)...Class I Trustee whose term expires in 1999.
(2)...Class II Trustee whose term expires in 2000.
(3)...Class III Trustee whose term expires in 2001.

PAYSON F. SWAFFIELD (42), VICE PRESIDENT
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.


MICHAEL W. WEILHEIMER (37), VICE PRESIDENT
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (53), TREASURER
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (57), SECRETARY
Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (62), ASSISTANT TREASURER AND ASSISTANT SECRETARY
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (35), ASSISTANT SECRETARY
Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), ASSISTANT SECRETARY
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

      Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Trust or its shareholders.

      The Nominating Committee of the Board of Trustees of the Trust is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

      Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust.

      Trustees of the Trust who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Trust's assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for its Trustees.

      The fees and expenses of the noninterested Trustees of the Trust are paid by the Trust. (The Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Trust.) During the year ended December 31, 1997, the noninterested Trustees of the Trust earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1). It is estimated that the noninterested Trustees will receive from the Trust the amounts set forth below for the fiscal year ending June 30, 1997.

                                ESTIMATED               TOTAL COMPENSATION
                                COMPENSATION            FROM TRUST AND
Name                            FROM TRUST              FUND COMPLEX

Donald R. Dwight..............  $ 2,190                 $ 160,000 (2)
Samuel L. Hayes, III..........    2,280                   170,000 (3)
Norton H. Reamer..............    2,170                   160,000
John L. Thorndike.............    2,218                   160,000 (4)
Jack L. Treynor...............    2,441                   170,000

(1) As of January 1, 1998 the Eaton Vance fund complex consists of 159 registered investment companies or series thereof.
(2)   Includes $60,000 of deferred compensation.
(3)   Includes $42,500 of deferred compensation.
(4)   Includes $117,524 of deferred compensation.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

      The Trust will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Trust include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with any litigation in which the Trust is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

      The Advisory Agreement with the Adviser continues in effect to February 28, 2000 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding interests of the Trust. The Trust's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Trust's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Trust or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Trust. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

      BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance.
BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are M. Dozier Gardner, James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Gardner, Hawkes, Rowland, and Alan R. Dynner, Thomas E. Faust, Jr., William
M. Steul and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

      EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Trust, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Trust and such banks.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value per Share of the Trust is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Trust's net asset value per share is determined by Investors Bank & Trust Company ("IBT"), in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Trust's total assets, less its liabilities by the number of shares outstanding.

      Because Senior Loans are not actively traded in a public market, the Adviser, following procedures established by the Trust's Trustees, will value the Senior Loans held by the Trust at fair value. In valuing a loan interest, Eaton Vance will consider relevant factors, data, and information, including:
(i) the characteristics of and fundamental analytical data relating to the loan interest, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Loan and any related agreements, and the position of the Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan interest, including price quotations (if considered reliable) for and trading in the Senior Loan and interests in similar Loans and the market environment and investor attitudes towards the loan interest and interests in similar Senior Loans; (v) the reputation and financial condition of the Agent and any intermediate participants in the Loan; and (vi) general economic and market conditions affecting the fair value of the loan interest.

      Non-loan holdings (other than short term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

      Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Trust was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Trust was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued by the Trust at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees of the Trust.

                                PORTFOLIO TRADING

      Specific decisions to purchase or sell securities for the Trust are made by employees of the Adviser who are appointed and supervised by its senior officers. Such employees may serve other clients of the Adviser in a similar capacity. Changes in the Trust's investments are reviewed by the Board.

      The Trust will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, the Adviser will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Trust.

      Other fixed-income obligations which may be purchased and sold by the Trust are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Trust may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Trust will not pay significant brokerage commissions, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Trust will incur a brokerage commission. Although spreads or commissions on portfolio transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Trust and the Adviser's other clients for providing brokerage and research services to the Adviser.

      The frequency of portfolio purchases and sales, known as the "turnover rate," will vary from year to year.

      Securities considered as investments for the Trust may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Trust and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Trust will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Trust from time to time, it is the opinion of the Trustees of the Trust that the benefits from the Eaton Vance organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                      TAXES

      The following discussion is for general information purposes only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

      The Trust intends to qualify each year for treatment as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code"), in order to reduce or eliminate federal income tax. Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of its investment company taxable income so as to effect such qualification.

      Dividends and other distributions declared by the Trust in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Trust and received by the Shareholders on December 31st of that year if the distributions are paid by the Trust during January of the following year. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.

      To avoid a non-deductible 4% federal excise tax, the Trust must distribute to its Shareholders by the end of each calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Under current law, provided that the Trust qualifies as a RIC, it should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

      Income and gains from investments in securities of foreign issuers may be subject to foreign income, withholding or other taxes, which may reduce the Trust's yield and/or total return. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. Shareholders will not be able to claim any foreign tax credit or deduction with respect to these foreign taxes.

      Certain investments of the Trust may bear original issue discount or market discount for tax purposes. The Trust will be required to include in income each year a portion of such original issue discount and may elect to include in income each year a portion of such market discount. The Trust may have to dispose of investments that it would otherwise have continued to hold to provide cash to enable it to satisfy its distribution requirements with respect to such income.

      Some of the Trust's investment practices (including those involving certain risk management transactions) may be subject to special provisions of the Code that, among other things, may defer the Trust's deduction of certain losses and affect the holding period of certain securities it holds and the character of certain gains or losses it realizes. These provisions may also require the Trust to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

                                OTHER INFORMATION

      The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations. The Trust believes the risk of any shareholder incurring any liability for the obligations of the Trust is remote.

      The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

      The Trust's Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

      As of the date of this Statement of Additional Information, Eaton Vance controlled the Fund by virtue of owning directly and indirectly 100% of the outstanding voting shares of the Fund.

      The Trust's Prospectus and Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                                    AUDITORS

      Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants for the Trust, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                                   APPENDIX A

                           RATINGS OF CORPORATE BONDS

DESCRIPTION OF CORPORATE BOND RATINGs OF STANDARD & POOR'S RATING GROUP:

      AAA -- Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A -- Bond rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

      BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB -- Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B -- Bonds rated B have a greater vulnerability to default but presently have the capacity to meeting interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

      CCC -- Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      CC -- The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

      C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating.

      D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

DESCRIPTION OF BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

[logo]        INVESTING
EATON VANCE   FOR THE
------------  21ST
MUTUAL FUNDS  CENTURY




--------------------------------------------------------------------------------

Eaton Vance Senior Income Trust

STATEMENT OF ADDITIONAL INFORMATION, SUBJECT TO COMPLETION
SEPTEMBER 23, 1998





--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

CUSTODIAN
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

TRANSFEr AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                          SITSAI

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

   (1)  FINANCIAL STATEMENTS:

        INCLUDED IN PART A:

          Not Applicable

        INCLUDED IN PART B:

          Not Applicable

   (2) EXHIBITS:

      (a) Agreement and Declaration of Trust dated September 23, 1998 filed herewith.
      (b) By-Laws filed herewith.
      (c) Not applicable
      (d) Form of Specimen Certificate of Common Shares of Beneficial Interest filed herewith.
      (e) Form of Dividend Reinvestment Plan filed herewith. (f) Not applicable
      (g) Form of Investment Advisory Agreement dated October ___, 1998 filed herewith.
      (h) Form of Underwriting Agreement dated October ___, 1998 to be filed by amendment.
      (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).
      (j) Custodian Agreement dated , 1998 to be filed by amendment.
      (k) (1) Form of  Transfer  Agent Agreement  dated             , 1998 to be
              filed  by amendment.
          (2) Form of  Administration  Agreement dated              , 1998 filed
              herewith.
      (l) Opinion and Consent of Counsel to be filed by amendment.
      (m) Not applicable
      (n) Consent of Independent Auditors to be filed by amendment.
      (o) Not applicable
      (p) Letter Agreement with Eaton Vance Management to be filed by amendment.
      (q) Not applicable

 ITEM 25.  MARKETING ARRANGEMENTS
       See the Underwriting Agreement to be filed as Exhibit (h) herewith.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
      The following table sets forth the approximate expenses incurred in connection with the offerings of Registrant:

       Registration fees....................................     $20,355
       New York Stock Exchange Listing Fee..................     $88,100
       National Association of Securities Dealers, Inc. Fees     $30,500
       Printing (other than stock certificates).............     $20,000
       Engraving and printing stock certificates............     $18,000
       Accounting fees and expenses.........................     $10,000
       Legal fees and expenses..............................     $50,000
                                                                 -------
         Total..............................................     $212,955
                                                                 ========

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
       None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

                        (1)                                 (2)
                  TITLE OF CLASS                 NUMBER OF RECORD HOLDERS
       Common Shares of beneficial interest,                 0
             par value $.01 per share                      as of
                                                    September 23, 1998

ITEM 29.  INDEMNIFICATION
      The Registrant's By-Laws filed herewith and the Underwriting Agreement to be filed contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

      Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the Adviser and any underwriter to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the Underwriters in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the Distributor in connection with the Common Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNeCTIONS OF THE INVESTMENT ADVISER
      Reference is made to: (i) the information set forth under the caption "Investment Advisory and Other Services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS
      All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 32.  MANAGEMENT SERVICES
    None.

ITEM 33.  UNDERTAKINGS

    (1) Registrant undertakes to suspend offering of its Common Shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable

    (3) Not applicable

    (4) Not applicable

    (5) (a) For purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

        (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be initial bona fide offering thereof.

    (6) The registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                     NOTICE

A copy of the Declaration of Trust of Eaton Vance Senior Income Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 23nd day of September, 1998.


                                          EATON VANCE SENIOR INCOME TRUST

                                          By /s/ Scott H. Page
                                             -----------------
                                             Scott H. Page, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                  TITLE                         DATE

/s/ Scott H. Page            Trustee, President and
-----------------------      Principal Executive Officer      September 23, 1998
Scott H. Page

/s/ James L. O'Connor        Trustee, Treasurer and Principal
-----------------------      Financial and Accounting
James L. O'Connor            Officer                          September 23, 1998

                                  EXHIBIT INDEX

EXHIBITS        DESCRIPTION

(a)       Agreement and Declaration of Trust dated September 23, 1998

(b)       By-Laws

(d)       Form of Specimen Certificate of Common Shares of Beneficial Interest

(e)       Form of Dividend Reinvestment Plan

(g)       Form of Investment Advisory Agreement dated October ___, 1998

(k)(2)    Form of Administration Agreement dated October ___, 1998